JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of August 8, 2006, is by and among Lionbridge of Europe B.V., a company organized under the laws of The Netherlands (the “New Foreign Holding Company”), Lionbridge Technologies, Inc., a Delaware corporation (the “Company”), Lionbridge International (f/k/a Lionbridge Technologies Ireland) (the “Irish Borrower”), Lionbridge Technologies Holdings B.V. (the “Existing Dutch Borrower I”), Lionbridge Global Solutions Holdings (Netherlands) B.V (the “Existing Dutch Borrower II” and together with the Existing Dutch Borrower I, the “Dutch Borrowers”), the Material Domestic Subsidiaries of the Company party hereto (the “Guarantors”), the Subsidiaries of the Irish Borrower and the Dutch Borrowers party hereto and Wachovia Bank, National Association, in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement, dated as of September 1, 2005 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among the Company, the Irish Borrower, the Dutch Borrowers, the Guarantors, the Subsidiaries of the Irish Borrower and the Dutch Borrowers from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent. The Existing Dutch Borrower II became a Dutch Borrower pursuant to that certain Joinder Agreement dated as of September 2, 2005 among the Existing Dutch Borrower II, the Credit Parties party thereto and the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

The New Foreign Holding Company hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders, and the other parties to the Credit Agreement:

1. The New Foreign Holding Company hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Foreign Holding Company will be deemed to be a party to and a “Foreign Guarantor” under the Credit Agreement and shall have all of the obligations of a Foreign Guarantor thereunder as if it had executed the Credit Agreement. The New Foreign Holding Company hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including without limitation (a) all of the representations and warranties set forth in Article III of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement. Without limiting the generality of the foregoing terms of this Paragraph 1, the New Foreign Holding Company hereby agrees to be jointly and severally liable for the Foreign Credit Party Obligations of the Foreign Borrowers in accordance with Article XI of the Credit Agreement.

2. The New Foreign Holding Company acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Security Document and the schedules and exhibits thereto.

3. The Credit Parties confirm that the Credit Agreement is, and upon the New Foreign Holding Company becoming a Foreign Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the New Foreign Holding Company becoming a Foreign Guarantor the term “Foreign Credit Party Obligations,” as used in the Credit Agreement, shall include all obligations of the New Foreign Holding Company under the Credit Agreement and under each other Credit Document.

4. Each of the Credit Parties and the New Foreign Holding Company agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement in order to effect the purposes of this Agreement.

5. As soon as reasonably possible after the effectives of this Joinder Agreement, the Existing Dutch Borrower II is to be merged (the “Merger”) with and into the New Foreign Holding Company. Under Dutch law, as a result of the Merger, all rights and obligations of the Existing Dutch Borrower II under the Credit Agreement and the other Credit Documents will transfer to the New Foreign Holding Company by operation of law and the Existing Dutch Borrower II will cease to exist. Upon consummation of the Merger, the New Foreign Holding Company will be deemed a “Dutch Borrower” under the Credit Documents and the New Foreign Holding Company agrees from that time to perform and discharge, all of the rights, obligations and liabilities of the Existing Dutch Borrower II under the Credit Agreement and the other Credit Documents.

6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

7. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of The New York General Obligations Law).

IN WITNESS WHEREOF, each of the New Foreign Holding Company and the Credit Parties have caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

NEW FOREIGN HOLDING COMPANY:	LIONBRIDGE OF EUROPE B.V.,

a company incorporated under the laws of The Netherlands

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: Managing Director

COMPANY:	LIONBRIDGE TECHNOLOGIES, INC.,

a Delaware corporation

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: President and Chief Executive Officer

IRISH BORROWER:	LIONBRIDGE INTERNATIONAL

(f/k/a LIONBRIDGE TECHNOLOGIES IRELAND), a company organized under the laws of Ireland

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: Director

DUTCH BORROWERS:	LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.,

a company incorporated under the laws of The Netherlands

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: Managing Director

LIONBRIDGE GLOBAL SOLUTIONS HOLDINGS (NETHERLANDS) B.V., a company incorporated under the laws of The Netherlands

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: Managing Director

US GUARANTORS:	VERITEST, INC.,

a Delaware corporation

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: President

MENTORIX TECHNOLOGIES INC., a California corporation

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: President

LIONBRIDGE US, INC., a Delaware corporation

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: President

LIONBRIDGE GLOBAL SOLUTIONS COMPANIES, INC. f/k/a BGS COMPANIES, INC., a Delaware corporation

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: President

LIONBRIDGE GLOBAL SOLUTIONS FEDERAL, INC. f/k/a BOWNE GLOBAL SOLUTIONS FEDERAL, INC., a Delaware corporation

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: Director

LIONBRIDGE GLOBAL SOLUTIONS II, INC. f/k/a BOWNE GLOBAL SOLUTIONS II, INC., a New York corporation

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: President

FOREIGN GUARANTORS:	LIONBRIDGE TECHNOLOGIES B.V.,

a company incorporated under the laws of The Netherlands

By: s/Rory J. Cowan

Name: Rory J. Cowan Title: Managing Director

Acknowledged, accepted and agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By: s/Patricia S. Gaudreau
Name: Patricia S. Gaudreau
Title: Senior Vice President